(File Nos. 811-7242; 33-52850)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [X]   Preliminary Proxy Statement
         [ ]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                THE CUTLER TRUST
                (Name of Registrant as Specified in its Charter)

                             D. Blaine Riggle, Esq.
                         Forum Financial Services, Inc.

Payment of Filing Fee (Check the appropriate box):

         [X]   No Fee Required
         [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11

                  1) Title of each class of securities to which transaction applies:

                      ________________________________

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:

                      ________________________________

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                      ________________________________

                  4)  Proposed maximum aggregate value of transaction:

                      ________________________________
                  5)  Total fee paid:

                      ________________________________

            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                           ____________________________

                  2)       Form, Schedule or Registration Statement No.:

                           ____________________________

                  3)       Filing Party:

                           ____________________________

                  4)       Date Filed:

                           ____________________________

April 2, 1999


Dear Shareholders:

In an effort to provide the highest level of return possible for a given level of risk, we would like to initiate changes to the investment criteria of the Cutler Approved List Equity Fund ("Fund"). We feel these changes will result in our ability to maintain a conservative portfolio of companies that reflect our shareholders' desire for owning large, well respected and financially solid industry leaders, while also maintaining a stable income stream. The desired changes to the Fund's objectives and corresponding investment policies will expand the Funds' investable universe. This expansion allows for greater diversification as well as the potential for better investment returns.

DIVERSIFICATION BENEFITS - When the Fund's current investment policies are followed, entire industry categories, including leading issues in the major averages, are removed from the Fund's investable universe. Eliminating the current restrictions, set in place a generation ago, will bring us more in line with current major institutional practice.

RETURN ENHANCEMENT - Broadening the number of eligible investment candidates allows us to own the companies that in our opinion have the greatest potential for price appreciation; this increases the likelihood of higher portfolio returns.

Your investment in this Fund indicates a desire to own large, well-respected, financially solid industry leaders. We will continue to maintain a bias toward dividend paying companies. The desired changes will greatly expand the Fund's universe of investment candidates but will not alter the basic premise in which you invested. We are excited by the potential for enhanced investment results and hope you share our enthusiasm.

Sincerely,




Kenneth R. Cutler                           Robert W. Lamberti, CFA
Chairman                                    Senior Portfolio Manager

                               PRELIMINARY COPIES

                                THE CUTLER TRUST
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                  (888) CUTLER4


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April 28, 1999


To the Shareholders of The Cutler Trust:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Cutler Approved List Equity Fund (the "Fund"), a series of The Cutler Trust (the "Trust"), will be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on April 28, 1999 (at 10:00 a.m.), for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 2, 1999:

         (1) To approve or disapprove a proposal to modify the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies;

         (2) To approve or disapprove a proposal to remove the Fund's fundamental investment limitation regarding foreign investment; and

         (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Trustees have fixed the close of business on March 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Trustees.



                                      By order of the Board of Trustees,


                                      D. Blaine Riggle
                                      Secretary
April 2, 1999
Portland, Maine



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                THE CUTLER TRUST
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                  (888) CUTLER4





                                 PROXY STATEMENT


     The enclosed proxy is solicited by the Board of Trustees of The Cutler Trust (the "Trust"), a Delaware business trust, on behalf of Cutler Approved List Equity Fund (the "Fund"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("Forum"), Two Portland Square, Portland, Maine 04101 on Wednesday, April 28, 1999, at 10:00 a.m. (Eastern Standard Time), and any adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about April 2, 1999.

         The Trust's Annual Report to shareholders for the fiscal year ended June 30, 1998 and Semi-Annual Report to shareholders for the period ended December 31, 1998, which include financial statements for the Fund, have previously been mailed to shareholders receiving this Proxy Statement. Shareholders may request a copy of the Annual Report and the Semi-Annual Report without charge by calling the Fund's distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, at 1-888-CUTLER4.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Cutler & Company, LLC (the "Adviser"), Forum or their affiliates. The Adviser will bear all of the costs of the Meeting and the preparation, printing and mailing of proxies. Forum will mail proxy materials and tabulate voting results.

PURPOSE OF MEETING

         The Meeting is being called:


          (1) To approve or disapprove a proposal to modify the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies;

          (2)  To  approve  or  disapprove  a  proposal  to  modify  the  Fund's
               fundamental   investment  policy  regarding   investment  in  the
               securities of foreign issuers; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

DESCRIPTION OF VOTING

         Approval of each proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

         Shareholders of record at the close of business on March 15, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date there were 2,146,362.277 shares of the Fund outstanding. As of the Record Date, no trustees or officers of the Trust owned beneficially more than 1% of the outstanding shares of the Fund. As of the Record Date, the following shareholder owned beneficially more than 5% of the outstanding shares of the Fund:

------------------------------------------ --------------------------- -------------------- ---------------------
TITLE OF FUND                              NAME AND ADDRESS OF OWNER   AMOUNT AND NATURE    PERCENTAGE OF FUND
                                                                       OF OWNERSHIP
------------------------------------------ --------------------------- -------------------- ---------------------
------------------------------------------ --------------------------- -------------------- ---------------------
Cutler Approved List Equity Fund           Lorraine     Y.     Perrin  138,480.422       -  6.45
                                           Testamentary Trust          Beneficial
                                           500 Eastgate Lane
                                           Santa Barbara, CA 93108
------------------------------------------ --------------------------- -------------------- ---------------------


         Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST the proposals. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the proposals.

         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposals will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposals prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                  PROPOSAL ONE
      APPROVAL OR DISAPPROVAL OF A PROPOSAL TO MODIFY THE FUND'S
           INVESTMENT OBJECTIVE AND TO EFFECT CORRESPONDING REVISIONS
                       OF THE FUND'S INVESTMENT POLICIES.

         It is proposed that the Fund's investment objective be changed. The Fund's current investment objective is to seek current income and long-term capital appreciation by investing in at least 90% of the common stocks within the Adviser's "Approved List". To qualify for the Approved List, each company must meet the following five requirements.

(1)  The Fund can only purchase companies listed on the New York Stock Exchange;

(2) The Fund can only purchase companies that paid dividends continuously for at least 20 years, without any reduction in the rate;

(3) The Fund can only purchase companies that have commercial paper rated Prime-1 and senior debt rated at least A by Moody's Investors Service, Inc. or similarly rated by another rating agency, or if no ratings are published, determined to be of similar quality by the Adviser;

(4) The Fund can only purchase companies with annual sales, assets and market value of at least $1 billion; and

(5) The Fund can only purchase companies that in the Adviser's opinion have wide ownership among major institutional investors and very liquid markets.

     The Fund's investment objective, as modified, will be to "seek current income and long-term capital appreciation". The Fund will seek to meet its investment objective by investing in "value" stocks; that is, stocks whose price/earnings ratios are lower relative to the market average. Accordingly, it is proposed that the Fund no longer be required to invest in at least 90% of the common stocks on the Approved List. In addition, the Fund will no longer be required to invest 65% of its assets in the income producing equity securities in the Approved List. If shareholders approve the revision of the Fund's investment objective, the Fund will continue to only purchase companies with annual sales, assets and market value of at least $1 billion and only purchase companies that, in the Adviser's opinion, have wide ownership among major institutional investors and very liquid markets. However, the Fund will now be able to purchase companies that are listed on exchanges other than the New York Stock Exchange. The Fund will no longer be required to purchase companies that paid dividends continuously for at least 20 years, without any reduction in the rate. It will now focus on dividend paying stocks and will attempt to maintain a yield above the market average. And finally, the Fund will have no restrictions with regard to debt rating and will therefore not be required to purchase only companies that have commercial paper rated Prime-1 and senior debt rated at least A by Moody's Investors Service, Inc. or similarly rated by another rating agency.

     As the proposed investment objective and corresponding policies of the Fund would remove the requirement of investing in accord with the Approved List, it would not be appropriate and accurate for the name of the Fund to retain the "Approved List" reference. Therefore, the name of the Fund will be changed to the "Cutler Value Fund" to reflect the new value style of investing.

         The Board of Trustees believes that the proposed modification to the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies are in the best interests of the Fund and its shareholders, and recommends that shareholders vote for the proposal.

          THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                     FUND VOTE TO IN FAVOR OF THIS PROPOSAL

                                  PROPOSAL TWO
           APPROVAL OR DISAPPROVAL OF A PROPOSAL TO REMOVE THE FUND'S
        FUNDAMENTAL INVESTMENT LIMITATION REGARDING FOREIGN INVESTMENTS.

         This Proposal seeks shareholder approval of a change to the fundamental investment limitation applicable to foreign investments. The Fund is currently prohibited from investing in the securities of foreign issuers or purchasing securities through a foreign market. The Fund currently desires to be able to invest a portion of its assets in American Depositary Receipts ("ADRs"). An ADR is a receipt of the share of a foreign-based corporation held in the vault of a United States bank and entitles the shareholder to all dividends and capital gains. It allows the investor to own shares of a foreign-based company without having to purchase shares in an overseas market. Therefore, if the proposal is approved, the Fund would be able to invest in the securities of a foreign issuer via an ADR. Although the Fund has no current intention of investing directly in the securities of foreign issuers or purchasing securities on a foreign market, removal of this investment limitation will enable the Fund to make such investments should it choose to do so in the future.

         The Board of Trustees believes that the proposed modification to the Fund's fundamental investment policy is in the best interests of the Fund and its shareholders and recommends that shareholders vote for the proposal.

          THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                      FUND VOTE IN FAVOR OF THIS PROPOSAL.

         OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION
SUBMISSION OF SHAREHOLDER PROPOSALS.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals within a reasonable time before solicitation of proxies for such meeting to the Secretary of the Trust, D. Blaine Riggle, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101. The timely submission of a proposal does not guarantee its inclusion.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                              By Order of the Board of Trustees,



                                              D. Blaine Riggle
                                              Secretary

                               Preliminary Copies

                                THE CUTLER TRUST
                        Cutler Approved List Equity Fund
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints D. Blaine Riggle and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Cutler Approved List Equity Fund (the "Fund"), a series of The Cutler Trust (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on April 28, 1999, at 10:00 a.m. (Eastern Standard Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. The Trust has proposed the Proposals. The Board of Trustees recommends voting FOR the Proposals.

         PROPOSAL ONE: To approve the modification of the Fund's investment objective and to effect corresponding revisions of the Fund's investment policies.

                       FOR _____     AGAINST _____     ABSTAIN _____


         PROPOSAL TWO: To approve the removal of the Fund's fundamental investment limitation regarding foreign investments.

                       FOR _____     AGAINST _____     ABSTAIN _____


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and ANY adjournments thereof.

     (NOTE: Checking the boxes labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposals.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on April 28, 1999. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

______________________________________________             _________________
Authorized Signature                                            Date

______________________________________________
Printed Name (and Title if Applicable)

______________________________________________             _________________
Authorized Signature (Joint Investor or Second Signatory)       Date

______________________________________________
Printed Name (and Title if Applicable)